SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 2, 1998
                                                     -------------------

                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                   1-1861                          13-2994534
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        (State or other            (Commission               (IRS Employer
        jurisdiction of            File Number)              Identification No.)
        incorporation)

                            1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code    (212)536-1390
                                                      --------------


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          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -----------------

         See the attached press release, which is incorporated herein by reference, regarding the election of Anthea Disney as a Director of the Corporation, which expands the Board of Directors to eleven members.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  99.1 Press Release, dated December 2, 1998, Regarding the Election of Anthea Disney as a Director of the Corporation, which expands the Board of Directors to eleven members.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE CIT GROUP, INC.
                                   ---------------------------------------------
                                   (Registrant)


                                   By: /s/ JOSEPH M. LEONE
                                   ---------------------------------------------
                                   Joseph M. Leone
                                   Executive Vice President and
                                   Chief Financial Officer

Dated:  December 2, 1998

                                                                    Exhibit 99.1
[The CIT Group, Inc. Logo]                    Contact: Michael J. McGowan
                                                       Vice President
                                                       Communications Services
                                                       (973)535-3506
                                                       mmcgowan@citgroup.com
FROM:           THE CIT GROUP, INC.
                1211 AVENUE OF THE AMERICAS
                NEW YORK, NY  10036

FOR IMMEDIATE RELEASE

          THE CIT GROUP EXPANDS BOARD; ANTHEA DISNEY NAMED NEW DIRECTOR

         LIVINGSTON, NJ, December 2, 1998 --- The CIT Group, Inc. (NYSE:CIT), one of the nation's largest commercial and consumer financing companies, today announced the appointment of Anthea Disney to its Board of Directors. Her appointment expands CIT's Board to 11 members. Ms. Disney also joins CIT's Compensation Committee.

         Ms. Disney, 52, is Chairman and Chief Executive Officer of News America Publishing Group, the book, magazine and digital publishing division of the global media company News Corporation. She is also a member of News Corporation's worldwide Executive Management Committee. Recently, Fortune magazine named her one of American Business' "Fifty Most Powerful Women."

         "We are very pleased to have Anthea Disney join our Board of Directors," said Albert R. Gamper, Jr., President and Chief Executive Officer of The CIT Group, Inc. "Her business acumen, strategic perspective and management experience in one of America's most dynamic industries will serve The CIT Group well."

         Previously, Ms. Disney was President & CEO of HarperCollins Publishers, Inc. She was also Editor-In-Chief of TV Guide Magazine, Editor-in-Chief and creator of News Corporation's on-line development and Executive Producer of Fox-TV's "A Current Affair." Before joining News Corporation, she was Editor of Us magazine and Editor-in-Chief of Self magazine. She began her career in the United Kingdom as a newspaper reporter and foreign correspondent.

         The News America Publishing Group is a division of The News Corporation Limited, one of the world's largest media organizations with annual revenues of approximately $13 billion. News Corporation's diversified global operations in the United States, Canada, the United Kingdom, Australia, Latin America and the Pacific Basin include the production and distribution of motion pictures and television programming; television, satellite and cable broadcasting; the publication of newspapers, magazines and books; and, the production and distribution of promotional and advertising products and services.

         With more than $25 billion in managed assets, The CIT Group, Inc. (www.citgroup.com) is one of the nation's largest commercial and consumer financing companies. Founded in 1908, the Company provides diversified financing and leasing to a broad range of customers through strategically focused business units.

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